UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2022

Change Healthcare Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38961	82-2152098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

424 Church Street, Suite 1400

Nashville, Tennessee 37219

(Address of Principal Executive Offices) (Zip Code)

(615) 932-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHNG	The Nasdaq Stock Market LLC
6.00% Tangible Equity Units	CHNGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 22, 2022, UnitedHealth Group Incorporated (“UnitedHealth Group”), as seller, entered into an equity purchase agreement and related agreements relating to the sale of the claims editing business (“ClaimsXten”) of Change Healthcare Inc. (the “Company”) to an affiliate of investment funds of TPG Capital for a base purchase price in cash equal to $2.2 billion (subject to customary adjustments). Consummation of the transaction is contingent on a number of conditions, including the consummation of the previously announced merger transaction pursuant to which UnitedHealth Group will acquire the Company. The Company believes that its merger with UnitedHealth Group will advance its ability to create products and services that improve the delivery of health care and reduce the high costs and inefficiencies of the health system, which the Company will share broadly with patients, providers, and payers.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed merger with UnitedHealth Group. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. The Company cautions readers of this report that such “forward looking statements,” including without limitation, those relating to the proposed merger, wherever they occur in this report or in other statements attributable to the Company, are necessarily estimates reflecting the judgment of the Company’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.” For a discussion of these risks and uncertainties, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on May 27, 2021 as such factors may be updated from time to time in the Company’s periodic filings with the SEC. The Company’s forward-looking statements speak only as of the date of this report or as of the date they are made. The Company disclaims any intent or obligation to update any “forward looking statement” made in this report to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE INC.

By:	/s/ Loretta A. Cecil
Name:	Loretta A. Cecil
Title:	Executive Vice President, General Counsel

Date: April 25, 2022